May 28, 2003


 SUPPLEMENT TO THE CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS FOR
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                            AS REVISED APRIL 30, 2003


The following supplements information in the sections entitled "Offering Period" and "Guarantee Period" under the heading "Basic information about the fund":

In light of the recent decline in the yields on U.S. Treasury securities, the fund's Transition Period (the period between the end of the Offering Period and the beginning of the Guarantee Period) has been extended from June 3, 2003 until such later date that the fund, in its discretion, determines to be in the best interests of shareholders. This action was taken due to the fact that, in the current interest rate environment, little or no allocation of assets would be made to equity securities under the terms of the Financial Guarantee Agreement. The fund can provide no assurance that the yield on U.S. Treasury securities will improve sufficiently during the extension of the Transition Period to provide for a meaningful equity allocation. The fund's rights and obligations during the extended Transition Period, including the right to liquidate the fund, are discussed in the prospectus under the section entitled "Offering Period."

As extended, the Transition Period will end no later than July 31, 2003, with the Guarantee Period to begin on the following day, at which time the fund will invest its assets in accordance with its objective during the Guarantee Period. This change has no effect on the end of the Guarantee Period. The portion of the fund's assets allocated to equity securities does not affect the Guaranteed Amount but would determine the extent to which the fund offers the potential for equity-like returns. Until the end of the Transition Period, the fund's assets will be invested in money market instruments and short-term debt securities.
















                                                                   13778-00-0503
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC